Exhibit 33.1


HOME LOAN SERVICES

  Management's Certification Regarding Compliance with Securities and Exchange
                   Commission Regulation AB Servicing Criteria

1. Home Loan Services, Inc, f/k/a National City Home Loan Services, Inc (the "Servicer") is responsible for assessing compliance by it with the servicing criteria under paragraph (d) of Item 1122 of the Securities and Exchange Commissions' Regulation AB, except for sections 1122(d)(l)(iii), (d)(3)(i)C,
(d)(4)(ii), (xi), and (xii), which are not applicable to the activities the Servicer performs with respect to the Platform, as of December 31, 2006, and for the period January 1, 2006 through December 31, 2006. The Platform is comprised of all serviced first and second lien residential mortgage loans sold in public securitizations closed during December 2004, and calendar years ended December 31, 2005 and 2006 (see attached Appendix A);

2. Except as set forth in paragraph 1 above, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the period ended December 31, 2006, except for 1122(d)(l)(i) pertaining to policies and procedures to monitor any performance or other triggers in accordance with the transaction agreements although daily delinquency and static pool reports exist but were not utilized to calculate the triggers, 1122(d)(4)(x)A where 5 of 60 escrow accounts sampled were not analyzed within a 12 month period, but where 4 accounts were analyzed within 1 week after said deadline; and for 1122(d)(4)(x)C, 2 of 60 escrow accounts sampled, where escrow funds were not returned within 30 days after payoff, but were returned within 34 and 67 days, respectively, after payoff;

5. A registered public accounting firm has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the period ending December 31, 2006.

March 1, 2007
Home Loan Services, Inc


/s/ Steven A. Baranet
-------------------------------------
Steven A. Baranet
Vice President, Investor Reporting

Loan Services
P.O. Box 1838
Pittsburgh, PA 15230-1838

Merrill Lynch Logo                                      [LOGO]
Home Loan Services is a subsidiary of                   EQUAL
Merrill Lynch Bank and Trust Co., FSB                   HOUSING
                                                        LENDER
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                                   Appendix A

                            Home Loan Services, Inc.
                                 Reg AB Platform

                                 FFMLT 2004-FF11
                                 FFMLT 2005-FFA
                                 FFMLT 2005-FF2
                                 FFMLT 2005-FF3
                                 FFMLT 2005-FF4
                                  SASCO 2005-S4
                                 FFMLT 2005-FFH3
                                SOUNDVIEW 2005-4
                                 FFMLT 2005-FF8
                                 FFMLT 2005-FF9
                                 FFMLT 2005-FF10
                                 FFMLT 2005-FF11
                                 FFMLT 2005-FF12
                                  SAIL 2005-10
                                 FFMLT 2005-FFH4
                                 HSIASCT 2005-I1
                                 FFMLT 2006-FF1
                                 FFMLT 2006-FF2
                                 FFMLT 2006-FFH1
                                 FFMLT 2006-FF3
                                 FFMLT 2006-FF4
                                 FFMLT 2006-FF5
                                 FFMLT 2006-FF6
                                 FFMLT 2006-FF7
                                 FFMLT 2006-FF8
                                 FFMLT 2006-FF9
                                 FFMLT 2006-FF10
                                 FFMLT 2006-FF12
                                 FFMLT 2006-FF13
                                 FFMLT 2006-FF14
                                 FFMLT 2006-FF15
                                 FFMLT 2006-FFA
                                 FFMLT 2006-FF16
                                 FFMLT 2006-FF17
                                 FFMLT 2006-FFB
                                 FFMLT 2006-FF18
                                 MLMIT 2006-FF1
                                  GSAA 2006-S1

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
                          Relevant Servicing Criteria
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                                                                                          Home Loan Services,
                                 Servicing Criteria                                               Inc.
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       Reference                                  Criteria
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                                      General Servicing Considerations
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
1122(d)(l)(i)           Policies and procedures are instituted to monitor                          X
                        any performance or other triggers and events of
                        default in accordance with the transaction
                        agreements.
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1122(d)(l)(ii)          If any material servicing activities are outsourced to                     X
                        third parties, policies and procedures are instituted to
                        monitor the third party's performance and compliance with
                        such Servicing activities.
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1122(d)(l)(iii)         Any requirements in the transaction agreements to                          N/A
                        maintain a back-up servicer for the mortgage loans
                        are maintained.
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1122(d)(l)(iv)          A fidelity bond and errors and omissions policy is in                      X
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount of
                        coverage required by and otherwise in accordance with the
                        terms of the transaction agreements.
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                                     Cash Collection and Administration
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1122(d)(2)(i)           Payments on mortgage loans are deposited into the                          X
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days following receipt, or such other number of days specified in the
                        transaction agreements.
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1122(d)(2)(ii)          Disbursements made via wire Transfer on behalf of an                       X
                        obligor or to an investor are made only by authorized
                        personnel.
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1122(d)(2)(iii)         Advances of funds or guarantees regarding collections,                     X
                        cash flows or distributions, and any interest or other
                        fees charged for such advances, are made, reviewed and
                        approved as specified in the transaction agreements.
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1122(d)(2)(iv)          The related accounts for the transaction, such as cash                     X
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g.,
                        with respect to commingling of cash) as set forth in the
                        transaction agreements.
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1122(d)(2)(v)           Each custodial account is maintained at a federally                        X
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institution" with respect to a foreign financial institution means a foreign financial
                        institution that meets the requirements of Rule 13k-l(b)(1)
                        of the Securities Exchange Act.
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1122(d)(2)(vi)          Unissued checks are safeguarded so as to                                   X
                        prevent unauthorized access.
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

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                                                                                          Home Loan Services,
                                             Servicing Criteria                                   Inc.
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       Reference                                  Criteria
-------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)         Reconciliations are prepared on a monthly basis for all                    X
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliation; and (D) contain
                        explanations for reconciling items. These reconciling
                        items are resolved within 90 calendar days of their
                        original identification, or such other number of days
                        specified in the transaction agreements.
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                                     Investor Remittances and Reporting
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1122(d)(3)(i)           Reports to investors, including those to be filed with                  A, B & D
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the
                        transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                        investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
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1122(d)(3)(ii)          Amounts due to investors are allocated and remitted in                     X
                        accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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1122(d)(3)(iii)         Disbursements made to an investor are posted within two                    X
                        business days to the Servicer's investor records, or such
                        other number of days specified in the transaction agreements.
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1122(d)(3)(iv)          Amounts remitted to investors per the investor reports agree               X
                        with cancelled checks, or other form of payment, or
                        custodial bank statements.
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                                         Pool Asset Administration
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1122(d)(4)(i)           Collateral or security on mortgage loans is maintained as                  X
                        required by the transaction agreements or related mortgage loan documents.
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1122(d)(4)(ii)          Mortgage loan and related documents are safeguarded as                     N/A
                        required by the transaction agreements.
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1122(d)(4)(iii)         Any additions, removals or substitutions to the asset pool                 X
                        are made, reviewed and approved in accordance with any
                        conditions or requirements in the transaction agreements.
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

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                                                                                          Home Loan Services,
                                 Servicing Criteria                                               Inc.
-------------------------------------------------------------------------------------------------------------
       Reference                                  Criteria
-------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)          Payments on mortgage loans, including any payoffs, made in                 X
                        accordance with the related mortgage loan documents are
                        posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                        allocated to principal, interest or other items (e.g.,
                        escrow) in accordance with the related mortgage loan
                        documents.
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1122(d)(4)(v)           The Servicer's records regarding the mortgage loans                        X
                        agree with the Servicer's records with respect to an
                        obligor's unpaid principal balance.
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1122(d)(4)(vi)          Changes with respect to the terms or status of an                          X
                        obligor's mortgage loans (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by authorized
                        personnel in accordance with the transaction agreements
                        and related pool asset documents.
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1122(d)(4)(vii)         Loss mitigation or recovery actions (e.g., forbearance                     X
                        plans, modifications and deeds in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with the
                        timeframes or other requirements established by the
                        transaction agreements.
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1122(d)(4)(viii)        Records documenting collection efforts are maintained                      X
                        during the period a mortgage loan is delinquent in
                        accordance with the transaction agreements. Such records
                        are maintained on at least a monthly basis, or such other
                        period specified in the transaction agreements, and
                        describe the entity's activities in monitoring delinquent
                        mortgage loans including, for example, phone calls,
                        letters and payment rescheduling plans in cases where
                        delinquency is deemed temporary (e.g., illness or
                        unemployment).
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1122(d)(4)(ix)          Adjustments to interest rates or rates of return for                       X
                        mortgage loans with variable rates are computed based on
                        the related mortgage loan documents.
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1122(d)(4)(x)           Regarding any funds held in trust for an obligor (such as                  X
                        escrow accounts): (A) such funds are analyzed, in
                        accordance with the obligor's mortgage loan documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such funds
                        is paid, or credited, to obligors in accordance with
                        applicable mortgage loan documents and state laws; and (C)
                        such funds are returned to the obligor within 30 calendar
                        days of full repayment of the related mortgage loans, or
                        such other number of days specified in the transaction
                        agreements.
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

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                                                                                          Home Loan Services,
                                 Servicing Criteria                                               Inc.
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       Reference                                  Criteria
-------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)          Payments made on behalf of an obligor (such as tax or                     N/A
                        insurance payments) are made on or before the related              Servicing Function
                        penalty or expiration dates, as indicated on the                       Participant
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the servicer at
                        least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)         Any late payment penalties in connection with any payment                 N/A
                        to be made on behalf of an obligor are paid from the               Servicing Function
                        servicer's funds and not charged to the obligor, unless                Participant
                        the late payment was due to the obligor's error or
                        omission.
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1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted                      X
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.
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1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible accounts                      X
                        are recognized and recorded in accordance with the
                        transaction agreements.
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1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        Item 1114(a)(1) through (3) or Item 1115 of Regulation
                        AB, is maintained as set forth in the transaction
                        agreements.
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